                                                                      Exhibit 14

Company                                                  Domiciled       Ownership                                            %
------------------------------------------------------------------------------------------------------------------------------------
Aktiengesellschaft Assuricum                             Switzerland Zurich Insurance Company                                 99.60
Allied Zurich Holdings Limited                           CI          Zurich Group Holding                                    100.00
Allied Zurich PLC                                        UK          Zurich Financial Services                               100.00
American Guarantee & Liability Insurance Co.             NY          Zurich American Insurance Company                       100.00
American Zurich Insurance Company                        IL          Steadfast Insurance Company                             100.00
Assurance Company of America                             NY          Maryland Casualty Company                               100.00
BG Investments Ltd.                                      BDA         Aktiengesellschaft Assuricum                             04.58
BG Investments Ltd.                                      BDA         Zurich Insurance Company                                 95.42
Centre Financial Services Holdings Limited               BDA         Centre Group Holdings Limited                           100.00
Centre Group Holdings (US) Limited                       DE          Centre Reinsurance Limited                              100.00
Centre Group Holdings Limited                            BDA         CMSH Limited                                            100.00
Centre Insurance Company                                 DE          Centre Solutions Holdings (Delaware) Limited            100.00
Centre Life Insurance Company                            MA          Centre Solutions (US) Limited                           100.00
Centre Reinsurance (US) Limited                          BDA         Centre Reinsurance Holdings (Delaware) Limited          100.00
Centre Reinsurance Holdings (Delaware) Limited           DE          Orange Stone Reinsurance                                100.00
Centre Reinsurance Limited                               BDA         Centre Solutions (Bermuda) Limited                      100.00
Centre Solutions (Bermuda) Limited                       BDA         Centre Group Holdings Limited                           100.00
Centre Solutions (US) Limited                            BDA         Centre Group Holdings (US) Limited                      100.00
Centre Solutions Holdings (Delaware) Limited             DE          Centre Solutions (US) Limited                           100.00
CMSH Limited                                             BDA         Zurich Insurance Company                                 64.70
CMSH Limited                                             BDA         Zurich International (Bermuda) Ltd.                      35.30
Colonial American Casualty & Surety Co.                  MD          Fidelity & Deposit Company of Maryland                  100.00
Constellation Reinsurance Company                        NY          Centre Reinsurance Holdings (Delaware) Limited          100.00
Crown Management Services Limited                        DE          Orange Stone Holdings                                   100.00
Daniels-Head Insurance Services, Inc.                    TX          Daniels Head Management                                 100.00
Daniels Head Management Corp, a Texas Corporation        TX          Specialty Producer Group, Inc.                          100.00
Daniels-Head Insurance Agency (GA), Inc.                 GA          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (CT), Inc.                 CT          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency, Inc. (CA)                 CA          Daniels-Head Insurance Agency, Inc. an Ohio Corp.       100.00
Daniels-Head Insurance Agency (CO), Inc.                 CO          Daniels-Head Insurance Agency, Inc., a California
                                                                      Corporation                                            100.00
Daniels-Head Insurance Agency, Inc. an Ohio Corp.        OH          Daniels-Head Management Corp., a Texas Corporation      100.00
Daniels-Head Insurance Agency, Inc. (NV)                 NV          Daniels-Head Management Corp., a Texas Corporation      100.00
Daniels/Head Insurance Agency, Inc.,
 a Kentucy Corporation                                   KY          Daniels-Head Management Corp., a Texas Corporation      100.00
Daniels-Head General Agency, Inc. (TX)                   TX          Daniels-Head Management Corp., a Texas Corporation      100.00
Daniels-Head Insurance Agency (IA) Inc.                  IA          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (IL) Inc.                  IL          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (IN) Inc.                  IN          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (KS) Inc.                  KS          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (MA) Inc.                  MA          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (MI), Inc.                 MI          Daniels-Head Insurance Agency, Inc. (CA)                100.00
Daniels-Head Insurance Agency (MN), Inc.                 MN          Daniels-Head Insurance Agency, Inc. (CA)                100.00

                   Schedule Y Part 1 - Organizational Listing

Company                                             Domiciled     Ownership                                             %
------------------------------------------------------------------------------------------------------------------------------------
Daniels-Head Insurance Agency (MO), Inc.            MO            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency (NC), Inc.            NC            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency (ND), Inc.            ND            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency(NE), Inc.             NE            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurnace Agency (NJ), Inc.            NJ            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency(NY), Inc.             NY            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency (PA), Inc.            PA            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency (SD), Inc.            SD            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency (WA) Inc.             WA            Daniels-Head Insurance Agency, Inc. (CA)              100.00
Daniels-Head Insurance Agency (WI) Inc.             WI            Daniels-Head Insurance Agency, Inc. (CA)              100.00
DH Specialty Insurance Agency, Inc.                 IL            Daniels-Head Management Corp., a Texas Corporation
Disability Management Services, Inc.                CT            Centre Reinsurance Limited                             40.00
Diversified Specialty Risk                          TX            American Guarantee & Liability Insurance Co.          100.00
Empire Fire & Marine Insurance Company              NE            Zurich American Insurance Company                     100.00
Empire Indemnity Insurance Company                  OK            Zurich American Insurance Company                     100.00
Empire Management Services, Inc.                    NE            Empire Fire & Marine Insurance Company                100.00
Farmers Group, Inc.                                 NV            Zurich Group Holding                                  86.625
Farmers Group, Inc.                                 NV            Allied Zurich Holdings Limited                         10.00
Farmers Group, Inc.                                 NV            See Note 2                                            03.375
Farmers Investment Research & Management, Inc.      NV            Farmers Group, Inc.
Farmers New World Life Insurance Company            WA            Farmers Group, Inc.                                   100.00
Farmers Reinsurance Company                         CA            Farmers Group, Inc.                                   100.00
Farmers Services Corporation                        NV            Farmers Group, Inc.
Farmers Value Added, Inc.                           NV            Farmers Group, Inc.
Fidelity & Deposit Company of Maryland              MD            Zurich American Insurance Company                     100.00
F.I.G. Holding Company                              CA            Fire Underwriters Association
F.I.G. Holding Company                              CA            Truck Underwriters Association                         30.00
FIG Leasing Company, Inc.                           CA            Farmers Group, Inc.                                    95.20
FIG Leasing Company, Inc.                           CA            Fire Underwriters Association                           1.70
FIG Leasing Company, Inc.                           CA            Truck Underwriters Association                          3.10
FIG Travel                                          CA            Farmers Group, Inc.                                   100.00
Fire Underwriters Association                       CA            Farmers Group, Inc.                                   100.00
FKLA Realty Corporation                             IL            Kemper Portfolio Corp.                                100.00
Kemper Corporation                                  DE            Zurich Holding Company of America                     100.00
Kemper Investors Life Insurance Company             IL            Kemper Corporation                                    100.00
Kemper Portfolio Corp.                              DE            Kemper Corporation                                    100.00
Kemper Real Estate Management Co.                   DE            Kemper Corporation                                    100.00
Keswick Realty, Inc.                                IL            Zurich Services Corporation                           100.00
KFC Portfolio Corp.                                 DE            Kemper Corporation                                    100.00
KILICO Realty Corp.                                 IL            KFC Portfolio Corp.                                      100%
KL-75, LL C                                         DE            Kemper Investors Life Insurance Company                   30%

Company                                                  Domiciled   Ownership                                       %
------------------------------------------------------------------------------------------------------------------------------------
KL-75, LL C                                                 DE       Kemper Corporation                             20%
KLMLP, L.P.                                                          See Note 7
Maine Bonding and Casualty Co.                              ME       Maryland Casualty Company                     100.00
Maryland Casualty Company                                   MD       Zurich American Insurance Company             100.00
Maryland Insurance Company                                  TX       Maryland Casualty Company                     100.00
Maryland Lloyds                                             TX       Maryland Casualty Company                     Trust Agreements
Maryland Management Corp.                                   TX       Maryland Casualty Company                     100.00
Maunalua Associates, Inc.                                   HI       KFC Portfolio Corp.                           100.0%
Minnesota Marketing Center                                  MN       Empire Fire & Marine Insurance Company        100.00
National Standard Insurance Company                         TX       Maryland Casualty Company                     100.00
Northern Insurance Company of New York                      NY       Maryland Casualty Company                     100.00
Orange Stone Holdings                                       IRE      CMSH Limited                                  100.00
Orange Stone Reinsurance                                    IRE      Crown Management Services Limited             100.00
Prematic Service Corporation (CA)                           CA       Farmers Group, Inc.                           38.00
Prematic Service Corporation (CA)                           CA       Fire Underwriters Association                 9.00
Prematic Service Corporation (CA)                           CA       Truck Underwriters Association                53.00
Prematic Service Corporation (NV)                           NV       Prematic Service Corporation (CA)             100.00
Risk Enterprise Management Limited                          DE       Zurich Insurance Company                      100.00
Robert Hampson, Inc.                                        CN       Zurich Holding Company of America             100.00
Specialty Producer Group II                                 DE       Zurich Holding Company of America             100.00
Specialty Producer Group, Inc.                              DE       American Guarantee & Liability Insurance Co.  79.00
Steadfast Insurance Company                                 DE       Zurich American Insurance Company             100.00
Sterling Forest Management LLC                              DE       Zurich SF Holdings, Inc.                      100.00
Sterling Forest L.L.C.                                      DE       Sterling Forest Management LLC                100.00
THIC Holdings LLC                                           NH       See Note 1
Truck Underwriters Association                              CA       Farmers Group, Inc.                           100.00
Truckwriters, Inc.                                          NE       Empire Fire & Marine Insurance Company        80.00
Universal Underwriters Acceptance Corp.                     KS       Zurich Holding Company of America             100.00
Universal Underwriters British Virgin Islands               BVI      Univeral Underwriters Service Corporation     100.00
Universal Underwriters Insurance Company                    KS       Zurich American Insurance Company             100.00
Universal Underwriters Insurance Services, Inc.             MA       Universal Underwriters Insurance Company      100.00
Universal Underwriters Insurance Services of Alabama, Inc   AL       Universal Underwriters Insurance Company      100.00
Universal Underwriters Life Ins. Co.                        KS       Universal Underwriters Insurance Company      100.00
Universal Underwriters Management Company                   KS       Zurich Holding Company of America             100.00
Universal Underwriters of Texas Ins. Co.                    TX       Universal Underwriters Insurance Company      100.00
Universal Underwriters Service Corp.                        MO       Zurich Holding Company of America             100.00
Universal Underwriters Service Corp. of Texas               TX       Zurich Holding Company of America             100.00
Valiant Insurance Company                                   IA       Maryland Casualty Company                     100.00
ZC Specialty Insurance Company                              TX       Centre Solutions (US) Limited                 100.00
ZC Sterling Corporation                                     DE       Centre Financial Services Holdings Limited    98.37
ZC Sterling Insurance Agency                                CA       ZC Sterling Corporation                       100.00

Company                                                  Domiciled       Ownership                                        %
------------------------------------------------------------------------------------------------------------------------------------
ZFSH, LLC                                                DE              Zurich Holding Company of America                100.00
ZKS Real Estate Partners, LLC                                            Kemper Corporation                               41.67%
Zurich Agency Services, Inc.                             TX              Maryland Casualty Company                        100.00
Zurich American Brokerage, Inc.                          NY              Zurich Holding Company of America                100.00
Zurich American Insurance Company                        NY              Zurich Holding Company of America                100.00
Zurich American Insurance Company of Illinois            IL              American Zurich Insurance Company                100.00
Zurich Benefit Finance, LLC                              DE              Zurich Holding Company of America                100.00
Zurich CZI Management, Ltd.                              DE              Zurich Holding Company of America                100.00
Zurich CZI Management Holding, Ltd.                      DE              Zurich Holding Company of America                100.00
Zurich E&S                                               CA              Zurich American Insurance Company                100.00
Zurich Finance, USA                                      DE              Zurich Holding Company of America                100.00
Zurich Global Investment Advisors, LLC                   DE              Zurich Holding Company of America                100.00
Zurich Group Holding                                     Switzerland     Zurich Financial Services                        57.00
Zurich Group Holding                                     Switzerland     Allied Zurich PLC                                43.00
Zurich Holding Company of America                        DE              Zurich Insurance Company                         99.87
Zurich Holding Company of America                        DE              Crown Management Services Limited                00.13
Zurich Insurance Company                                 Switzerland     Zurich Group Holding                             99.9406
Zurich Insurance Company                                 Switzerland     Zurich Group Holding                             0.0594
Zurich International (Bermuda) Ltd.                      BDA             BG Investments Ltd.                              29.27
Zurich International (Bermuda) Ltd.                      BDA             Zurich Insurance Company                         30.31
Zurich International (Bermuda) Ltd.                      BDA             Aktiengesellscaft Assuricum                      40.42
Zurich Premium Finance Company                           NE              Empire Fire & Marine Insurance Company           100.00
Zurich Premium Finance Company of California             CA              Empire Fire & Marine Insurance Company           100.00
Zurich Warranty Management Services LTD                  UK              Zurich Services Corporation                      100.00
Zurich Services Corp.                                    IL              Zurich Holding Company of America                100.00
Zurich SF Holdings LLC                                   DE              Zurich American Insurance Company                100.00
Zurich Towers, Inc.                                      IL              Zurich Holding Company of America                100.00
Zurich Warranty Solutions, Inc.                          IL              American Zurich Insurance Company                100.00

Zurich Financial Services conducts its primary insurance operations in the United States through:
     (A) Two property/casualty groups, each operating INDEPENDENTLY with its own staff:
              Zurich U.S. Insurance Group
              Farmers Insurance Group

Note 1: THIC Holdings LLC is a limited liability company formed under the laws of the State of New Hampshire. The company is owned by the former creditors of Home Holdings, Inc. The management of THIC Holdings LLC is vested solely in THIC Holdings Management Corporation, a corporation organized under the laws of the State of New Hampshire. All issued and outstanding shares of THIC Holdings Management Corporation are owned as follows: CMSH Limited (f/k/a Global Asset Holdings Limited and, prior to that, Zurich Centre Group Holdings Limited) owns 50%, Delaware Corporate Management, Inc. owns 45.05%, and Trygg-Hansa Holding BV owns 4.95%.

Note 2: The Class C shares are broken down into six series, each of which is owned by a Delaware limited partnership. Zurich Insurance Company is the general partner

Company                     Domiciled       Ownership                 %
--------------------------------------------------------------------------------
of each limited partnership. The shares in total represent 3.375% of the voting rights of Farmers Group, Inc. Below are the names of six limited partnerships and their corresponding voting percentages:

     Class C-1 shares are owned by Zurich RegCaPs Funding Limited Partnership I and represent .600% of the voting rights.

     Class C-2 shares are owned by Zurich RegCaPs Funding Limited Partnership II and represent .450% of the voting rights.

     Class C-3 shares are owned by Zurich RegCaPs Funding Limited Partnership III and represent .675% of the voting rights.

     Class C-4 shares are owned by Zurich RegCaPs Funding Limited Partnership IV and represent .375% of the voting rights.

     Class C-5 shares are owned by Zurich RegCaPs Funding Limited Partnership V and represent .600% of the voting rights.

     Class C-6 shares are owned by Zurich RegCaPs Funding Limited Partnership VI and represent .675% of the voting rights.